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                         EXHIBIT 10(c)

            EMPLOYMENT CONTRACTS OF MANFRED WITTLER,
           DATED NOVEMBER 1, 1989 AND APRIL 18, 1991

             (Incorporated by reference to exhibits
             filed with Intergraph's Annual Report
                on Form 10-K for the fiscal year
                    ended December 31, 1992,
                        File No. 0-9722)


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